Exhibit 99.30

Investments in subsidiaries and other companies	Page 1
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2003
(1) Companies included in the consolidated statements (Art. 294 GCC)

		Effective
		interest
Name of the company	Place of business	in %
2283247 CANADA INC.	Ontario/Canada	100,0
3099351 CANADA INC.	Saskatchewan/Canada	100,0
3100138 Canada Inc.	Pointe-Claire/Canada	100,0
A/O BAYER	Moscow/Russian Federation	100,0
AgrEvo Benelux BV	Haren/Netherlands	100,0
AgrEvo South Africa (Pty) Ltd.	Centurion/South Africa	100,0
Aritrois	Lyon/France	100,0
Asia Sunseeds Co. Ltd.	Beijing/PR China	60,0
Aventis CropScience China Ltd.	Quarry Bay/Hong Kong	100,0
Aventis CropScience CR/SR	Brno/Czech Republic	100,0
Aventis CropScience Hungary Kft.	Budapest/Hungary	100,0
Aventis CropScience Nordic A/S	Copenhagen/Denmark	100,0
Bayer (China) Limited	Beijing/PR China	100,0
Bayer (India) Limited	Mumbai/India	71,2
Bayer (Malaysia) Sdn. Bhd.	Shah Alam/Malaysia	100,0
Bayer (Proprietary) Limited	Isando/South Africa	100,0
Bayer (Schweiz) AG	Zurich/Switzerland	100,0
Bayer (Sichuan) Animal Health Co. Ltd.	Sichuan/PR China	70,0
Bayer 04 Immobilien GmbH	Leverkusen/Germany	100,0
Bayer 04 Leverkusen Fußball GmbH	Leverkusen/Germany	100,0
Bayer 04 Mobilien GmbH	Leverkusen/Germany	100,0
Bayer A/S	Lyngby/Denmark	100,0
Bayer AB	Gothenburg/Sweden	100,0
Bayer ABS Limited	Baroda/India	51,0
Bayer ACI Limited	Cambridge/United Kingdom	100,0
Bayer ACSH Limited	Cambridge/United Kingdom	100,0
Bayer AEH Limited	Cambridge/United Kingdom	100,0
Bayer AGCO Limited	Cambridge/United Kingdom	100,0
Bayer Agriculture Limited	Cambridge/United Kingdom	100,0
Bayer Antwerpen N.V.	Antwerp/Belgium	100,0
Bayer AS	Oslo/Norway	100,0
Bayer Australia Limited	Pymble/Australia	99,9
Bayer Austria Gesellschaft m.b.H.	Vienna/Austria	100,0
Bayer B.V.	Mijdrecht/Netherlands	100,0
Bayer Beteiligungsverwaltungsgesellschaft mbH	Leverkusen/Germany	100,0
Bayer Biologicals S.r.l.	Milan/Italy	100,0
Bayer BioScience N.V.	Ghent/Belgium	100,0
Bayer Bitterfeld GmbH	Greppin/Germany	100,0
Bayer Buna GmbH	Marl/Germany	100,0
Bayer Business Service GmbH	Leverkusen/Germany	100,0
Bayer Canadian Holdings Inc.	Toronto/Canada	100,0
Bayer Capital Corporation B.V.	Mijdrecht/Netherlands	100,0
Bayer Chemicals AG	Leverkusen/Germany	100,0
Bayer Chemicals Corporation	Pittsburgh/USA	100,0
Bayer Chemicals Japan Ltd.	Tokyo/Japan	100,0
Bayer Chemicals Pty. Ltd.	Pymble/Australia	100,0
Bayer Chemicals S.L.	Barcelona/Spain	100,0

+)	voting-right different from effective interest

*)	under uniform control of Bayer AG

Investments in subsidiaries and other companies	Page 2
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2003
(1) Companies included in the consolidated statements (Art. 294 GCC)

		Effective
		interest
Name of the company	Place of business	in %
BAYER CHINA COMPANY, LIMITED	Hong Kong/Hong Kong	99,3
Bayer Coatings Systems Shanghai Co. Ltd.	Beijing/P.R. China	100,0
Bayer Corn Seeds SA	Lyon/France	80,0
Bayer Corporate and Business Services LLC	Pittsburgh/USA	100,0
Bayer Corporation	Pittsburgh/USA	100,0
Bayer Cotton Seed International Inc.	North Carolina/USA	51,0
Bayer CropScience (Malaysia) Sdn Bhd	Kuala Lumpur/Malaysia	100,0
Bayer CropScience (Private) Limited	Karachi/Pakistan	75,5
Bayer CropScience Aktiengesellschaft	Monheim/Germany	100,0
Bayer CropScience Argentina SA	Capital Federal/Argentina	100,0
Bayer CropScience B.V.	Mijdrecht/Netherlands	100,0
Bayer CropScience Beteiligungsgesellschaft mbh	Frankfurt/Germany	100,0
Bayer CropScience Cotton Pty Ltd	Victoria/Australia	100,0
Bayer CropScience d.o.o. (Slovenia)	Ljubljana/Slovenia	100,0
Bayer CropScience Deutschland GmbH	Langenfeld/Germany	100,0
Bayer CropScience France SA	Lyon/France	100,0
Bayer CropScience GmbH	Frankfurt/Germany	100,0
Bayer CropScience Hangzhou Company Ltd.	Hangzhou/PR China	75,0
Bayer CropScience Hellas SA	Athens/Greece	100,0
Bayer CropScience Holding Inc.	North Carolina/USA	100,0
Bayer CropScience Holding SA	Lyon/France	100,0
Bayer CropScience Holdings	Cambridge/United Kingdom	100,0
Bayer CropScience Holdings Inc.	Saskatchewan/Canada	100,0
Bayer CropScience Holdings Pty. Ltd.	Victoria/Australia	100,0
Bayer CropScience Immobiliere de Bretigny S.A.	Lyon/France	100,0
Bayer CropScience Inc.	Regina/Canada	100,0
Bayer CropScience Inc.	Triangle Park/USA	100,0
Bayer CropScience K.K.	Tokyo/Japan	100,0
Bayer CropScience Lda.	Carnaxide/Portugal	100,0
Bayer CropScience Limited	Cambridge/United Kingdom	100,0
Bayer CropScience LLC	Triangle Park/USA	100,0
Bayer CropScience LP	Triangle Park/USA	100,0
Bayer CropScience Ltd.	Seoul/South Korea	100,0
Bayer CropScience Ltda.	Sao Paulo/Brazil	100,0
Bayer CropScience Nordic AB	Nacka/Sweden	100,0
Bayer CropScience Nufarm Limited	Cambridge/United Kingdom	75,0
Bayer CropScience Nufarm SA	Lyon/France	100,0
Bayer CropScience Pty Limited	Victoria/Australia	100,0
Bayer CropScience s.a.-n.v.	Brussels/Belgium	100,0
Bayer CropScience S.L.	Barcelona/Spain	100,0
Bayer CropScience S.r.l.	Milan/Italy	100,0
Bayer CropScience SA	Lyon/France	100,0
Bayer Cropscience SA	Santafe de Bogota/Colombia	100,0
Bayer CropScience Taiwan Ltd.	Taipei/Taiwan	100,0
Bayer CropScience Thailand Limited	Bangkok/Thailand	100,0
Bayer CropScience Vermögensverwaltungsgesellschaft mbH	Hattersheim/Germany	100,0
Bayer CropScience, Inc.	Laguna/Philippines	100,0

+)	voting-right different from effective interest

*)	under uniform control of Bayer AG

Investments in subsidiaries and other companies	Page 3
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2003
(1) Companies included in the consolidated statements (Art. 294 GCC)

		Effective
		interest
Name of the company	Place of business	in %
Bayer de México, S.A. de C.V.	Mexico/Mexico	100,0
Bayer Diagnostics Betriebsverpachtungs-GmbH	Fernwald/Germany	100,0
Bayer Diagnostics Europe Ltd.	Dublin/Ireland	100,0
Bayer Diagnostics India Limited	Baroda/India	51,0
Bayer Diagnostics Manufacturing (Sudbury) Limited	Halstead/United Kingdom	100,0
Bayer Diagnostics Manufacturing Limited	Bridgend/United Kingdom	100,0
Bayer Diagnostics Manufacturing Limited	Swords/Ireland	100,0
Bayer Diagnostics S.A.	Puteaux/France	99,9
Bayer Diagnostics S.r.l.	Milan/Italy	100,0
Bayer Distribution Service GmbH	Leverkusen/Germany	100,0
Bayer East Africa Limited	Nairobi/Kenya	51,6
Bayer Elastomères S.A.	Lillebonne/France	99,9
Bayer Environmental Science SA	Lyon/France	100,0
Bayer Faser GmbH	Dormagen/Germany	100,0
Bayer Finance Corporation	Wilmington/USA	100,0
Bayer Finance S.A.	Luxembourg	100,0
Bayer Foreign Sales Corporation	Bridgetown/Barbados	100,0
Bayer Gastronomie GmbH	Leverkusen/Germany	100,0
Bayer Gesellschaft für Beteiligungen mbH	Leverkusen/Germany	100,0
Bayer Guangyi Panel Co. Ltd.	Beijing/PR China	92,3
Bayer HealthCare AG	Leverkusen/Germany	100,0
Bayer Healthcare Co. Ltd.	Beijing/PR China	100,0
Bayer HealthCare Limited	Hong Kong/Hong Kong	100,0
Bayer HealthCare LLC	Pittsburgh/USA	100,0
Bayer Hellas AG	Athens/Greece	100,0
Bayer Hispania, S.A.	Barcelona/Spain	100,0
Bayer Holding (Pty) Ltd.	Centurion/South Africa	100,0
BAYER HUNGARIA Kft.	Budapest/Hungary	100,0
Bayer Ilaç Fabrikalari A.S.	Istanbul/Turkey	99,9
Bayer Inc.	Etobicoke/Canada	100,0
Bayer Industrieprodukte GmbH & Co. KG	Leverkusen/Germany	100,0
Bayer Industries Private Limited	Mumbai/India	100,0
Bayer Industry Services GmbH & Co. OHG	Leverkusen/Germany	100,0
Bayer Innovation Beteiligungsgesellschaft mbH	Leverkusen/Germany	100,0
Bayer International C.V.	Antwerp/Belgium	100,0
Bayer International S.A.	Fribourg/Switzerland	99,7
Bayer International Trading (Shanghai) Co. Ltd.	Shanghai/PR China	100,0
Bayer Iranchemie AG	Tehran/Iran	99,7
Bayer Jinling Polyurethane Company Ltd.	Beijing/PR China	55,0
Bayer Kautschuk GmbH	Dormagen/Germany	100,0
Bayer Kimya Üretim ve Hizmet Limited Sirketi	Istanbul/Turkey	99,8
Bayer Korea Ltd.	Seoul/South Korea	100,0
Bayer Limited	Swords/Ireland	100,0
Bayer Ltd.	Tokyo/Japan	100,0
Bayer Maghreb S.A.	Casablanca/Marocco	99,8
Bayer MaterialScience AG	Leverkusen/Germany	100,0
Bayer Medical Ltd.	Tokyo/Japan	100,0

+)	voting-right different from effective interest

*)	under uniform control of Bayer AG

Investments in subsidiaries and other companies	Page 4
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2003
(1) Companies included in the consolidated statements (Art. 294 GCC)

		Effective
		interest
Name of the company	Place of business	in %
Bayer Middle East, Ltd.	Cairo/Egypt	93,0
Bayer New Zealand Limited	Auckland/New Zealand	100,0
Bayer Oy	Espoo/Finland	100,0
Bayer Pakistan (Private) Limited	Karachi/Pakistan	99,9
Bayer Pharma Maroc S.A.	Casablanca/Marocco	49,0 *)
Bayer Pharma S.A.	Puteaux/France	99,9
Bayer Pharmaceuticals Corporation	West Haven/USA	100,0
Bayer Pharmaceuticals Ltd.	Mumbai/India	100,0
Bayer Philippines, Inc.	Manila/Philippines	99,9
Bayer Polimeri Srl.	Milan/Italy	100,0
Bayer Polimeros S.L.	Barcelona/Spain	100,0
Bayer Polychem (India) Limited	Thane/India	100,0
Bayer Polymers Co. Ltd.	Hongkong/Hong Kong	100,0
Bayer Polymers Customer Services GmbH & Co. KG	Leverkusen/Germany	100,0
Bayer Polymers LLC	Pittsburgh/USA	100,0
Bayer Polymers Shanghai Co. Ltd.	Shanghai/P.R. China	90,0
Bayer Polymers Sheet Europe GmbH	Darmstadt/Germany	100,0
Bayer Polymers Sheet Europe N.V.	Tielt/Belgium	99,9
Bayer Polymers Sheet Europe S.p.A.	Milan/Italy	90,0
Bayer Polyols snc	Puteaux/France	100,0
Bayer Polyurethanes (Shanghai) Co. Ltd.	Shanghai/P.R. China	100,0
Bayer Polyurethanes B.V.	Mijdrecht/Netherlands	100,0
Bayer Polyurethanes Taiwan Ltd.	Taipei/Taiwan	94,9
Bayer Portugal S.A.	Lisbon/Portugal	99,9
Bayer Public Limited Company	Newbury/United Kingdom	100,0
Bayer Puerto Rico Inc.	Guaynabo/Puerto Rico	100,0
Bayer Rubber N.V.	Zwijndrecht/Belgium	100,0
Bayer S.A.	Asuncion/Paraguay	100,0
Bayer S.A.	Bogota/Columbia	99,9
Bayer S.A.	Buenos Aires/Argentina	99,9
Bayer S.A.	Caracas/Venezuela	100,0
Bayer S.A.	Colón/Panama	100,0
Bayer S.A.	Guatemala City/Guatemala	99,9
Bayer S.A.	Lima/Peru	94,9
Bayer S.A.	Managua/Nicaragua	100,0
Bayer S.A.	Quito/Ecuador	100,0
Bayer S.A.	San José/Costa Rica	100,0
Bayer S.A.	San Salvador/El Salvador	100,0
Bayer S.A.	Santiago de Chile/Chile	100,0
Bayer S.A.	Santo Domingo/Dominican Republic	100,0
Bayer S.A.	Sao Paulo/Brazil	99,9
Bayer S.A. de C.V.	Tegucigalpa/Honduras	99,6
Bayer S.A.-N.V.	Brussels/Belgium	99,9
Bayer S.p.A.	Milan/Italy	100,0
BAYER s.r.o.	Prague/Czech Republic	100,0
Bayer SA	Montevideo/Uruguay	100,0
Bayer Sante S.A.	Puteaux/France	99,8

+)	voting-right different from effective interest

*)	under uniform control of Bayer AG

Investments in subsidiaries and other companies	Page 5
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2003
(1) Companies included in the consolidated statements (Art. 294 GCC)

		Effective
		interest
Name of the company	Place of business	in %
Bayer SAS	Puteaux/France	99,9
Bayer Seeds Ltda.	Patos de Minas/Brazil	100,0
Bayer Sewon Ltd.	Kimhae-city/South Korea	100,0
Bayer Shanghai Pigments Co. Ltd.	Shanghai/PR China	100,0
Bayer South East Asia Pte Ltd.	Singapore	100,0
BAYER SP.Z.O.O.	Warsaw/Poland	100,0
Bayer Speciality Products Private Limited	Chennai/India	100,0
Bayer Taiwan Company Ltd.	Taipei/Taiwan	100,0
Bayer Tanatex B.V.	Ede/Netherlands	100,0
Bayer Technology Services GmbH	Leverkusen/Germany	100,0
Bayer Thai Company Limited	Bangkok/Thailand	99,9
Bayer TPU Private Limited	Chennai/India	100,0
Bayer Türk Kimya Sanayi Limited Sirketi	Istanbul/Turkey	99,9
Bayer UK Limited	Newbury/United Kingdom	100,0
Bayer Vietnam Ltd.	Lot/Vietnam	100,0
Bayer Vital GmbH	Leverkusen/Germany	100,0
Bayer Wuxi Leather Chemical Co. Ltd.	Wuxi/PR China	100,0
Bayer Yakuhin, Ltd.	Osaka/Japan	100,0
Bayer Zhongxi Consumer Care Co. Ltd.	Shanghai/PR China	91,1
Bayer, spol. s.r.o.	Bratislava/Slovakia	100,0
Bayer-Handelsgesellschaft mbH	Leverkusen/Germany	100,0
Bayer-Kaufhaus GmbH	Leverkusen/Germany	100,0
Bayfin GmbH	Leverkusen/Germany	100,0
BAYPO Limited Partnership	Wilmington/USA	100,0
BCS Japan K.K.	Tokyo/Japan	100,0
BCS Tianjin Company Ltd.	Tianjin/PR China	73,8
Betapur, S.L.	Barcelona/Spain	100,0
Bilag Industries Private Ltd.	Gujarat/India	75,5
Biogenetic Technologies BV	Rotterdam/Netherlands	100,0
BIPPO Corporation	Wilmington/USA	100,0
Borchers France S.A.	Castres/France	99,8
Borchers GmbH	Langenfeld/Germany	100,0
CaseTech GmbH & Co. KG	Bomlitz/Germany	100,0
Chemie-Beteiligungsaktiengesellschaft	Glarus/Switzerland	100,0
Chemion Logistik GmbH	Leverkusen/Germany	100,0
Company 113 Corporation	Springfield/USA	100,0
Cooper Land Company of New Jersey, Inc.	Tarrytown/USA	100,0
Corporación Bonima S.A. de C.V.	Ilopango/El Salvador	98,8
Cropsa Ltda.	Bogota/Columbia	99,9
CROPSA S.A.C.	Lima/Peru	100,0
CropScience Korea Ltd.	Seoul/South Korea	100,0
Deerfield Urethane, Inc.	South Deerfield/USA	100,0
Deltapur S.p.A.	Bassano del Grappa/Italy	100,0
Drugofa GmbH	Cologne/Germany	100,0
DuBay Polymer GmbH	Hamm/Germany	50,0
DYNEVO GmbH	Leverkusen/Germany	100,0
DyStar Holding Company	Wilmington/USA	100,0

+)	voting-right different from effective interest

*)	under uniform control of Bayer AG

Investments in subsidiaries and other companies	Page 6
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2003
(1) Companies included in the consolidated statements (Art. 294 GCC)

		Effective
		interest
Name of the company	Place of business	in %
EPUREX Films GmbH & Co. KG	Bomlitz/Germany	100,0
Erste K-W-A Beteiligungsgesellschaft mbH	Leverkusen/Germany	100,0
EUROPIGMENTS, S.L.	Vilasar Mar (Barcelona)/Spain	52,0
Euroservices Bayer GmbH	Leverkusen/Germany	100,0
Euroservices Bayer S.L.	Barcelona/Spain	100,0
Generics Holding GmbH	Leverkusen/Germany	100,0
genoptera LLC	South San Francisco/USA	60,0
Gesellschaft für Wohnen und Gebäudemanagement mbH	Leverkusen/Germany	99,6
Gigas Grundstücks-Vermietungs-GmbH & Co., Objekt Monheim KG	Düsseldorf/Germany	95,0
GVW Garnveredlungswerke GmbH	Goch/Germany	99,9
H. C. Starck (Thailand) Co. Ltd.	Rayong/Thailand	95,0
H. C. Starck GmbH	Goslar/Germany	100,0
H. C. Starck Inc.	Newton/USA	100,0
H.C. Starck (West Horndon) Ltd.	Essex/United Kingdom	100,0
H.C. Starck Ceramics GmbH & Co. KG	Selb/Germany	100,0
H.C. Starck Hermsdorf GmbH	Hermsdorf/Germany	100,0
H.C. Starck Hermsdorf Vermögensverwaltungs-GmbH & Co. KG	Hermsdorf/Germany	100,0
H.C. Starck Holding Inc.	Ohio/USA	100,0
H.C. Starck Ltd.	Wiltshire/United Kingdom	100,0
H.C. Starck-V TECH Ltd.	Tokyo/Japan	100,0
Hennecke GmbH	Leverkusen/Germany	100,0
Hild Samen GmbH	Marbach/Germany	100,0
IAB Ionenaustauscher GmbH Bitterfeld	Greppin/Germany	100,0
ISL-Chemie GmbH & Co. KG	Kürten/Germany	100,0
KG III Augusta Grundstücksverwaltungsgesellschaft mbH & Co.	Mainz/Germany	49,0 +)
KVK Stefes Agro A/S	Copenhagen/Denmark	100,0
KVP Pharma+Veterinär-Produkte GmbH	Kiel/Germany	100,0
Laserlite Australia Pty. Ltd.	Pymble/Australia	100,0
Mediterranean Seeds Ltd.	Zio/Israel	100,0
Miles Canada (1995) Corp.	Toronto/Canada	100,0
MultiPUR S.A.R.L.	Puteaux/France	99,9
Novochem 2000, S.A.	Alcantarilla/Spain	54,9
Nunhems Mag Holland Kft.	Szolnok/Hungary	100,0
Nunhems Nasiona SpolKa z.o.o.	Poznan/Poland	100,0
Nunhems Seeds Private Ltd.	Haryana/India	100,0
Nunhems Semillas SA	Valencia/Spain	100,0
Nunhems Tohumculuk Limited Sirketi	Antalya/Turkey	100,0
Nunhems Zaden B.V.	Nunhems/Netherlands	100,0
Nunza B.V.	Nunhems/Netherlands	100,0
OOO Bayer CropScience	Moscow/Russia	100,0
Pallas Versicherung Aktiengesellschaft	Leverkusen/Germany	100,0
pbi Home & Garden Limited	Enfield/United Kingdom	100,0
Pharbenia S.r.l.	Milan/Italy	100,0
PharmAgro GmbH	Leverkusen/Germany	100,0
Plant Gentics System International NV	Den Haag/Netherlands	100,0
PlantTec Biotechnologie GmbH	Potsdam/Germany	100,0
Proagro Seed Company Pvt. Ltd.	Gurgaon/India	100,0

+)	voting-right different from effective interest

*)	under uniform control of Bayer AG

Investments in subsidiaries and other companies	Page 7
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2003
(1) Companies included in the consolidated statements (Art. 294 GCC)

		Effective
		interest
Name of the company	Place of business	in %
Probis GmbH	Bomlitz/Germany	100,0
PT Bayer Indonesia Tbk	Jakarta/Indonesia	91,4
PT Bayer Kimia Farmasindo	Jakarta/Indonesia	100,0
PT Bayer Urethanes Indonesia	Jakarta/Indonesia	99,0
Química Farmacéutica Bayer, S.A.	Barcelona/Spain	100,0
Rhein Chemie (Qingdao) Co. Limited	Qing Dao/PR China	90,0
Rhein Chemie Corporation	Trenton/USA	100,0
Rhein Chemie Japan Ltd.	Tokyo/Japan	100,0
Rhein Chemie Rheinau GmbH	Mannheim/Germany	100,0
SC Bayer SRL	Bucharest/Romania	100,0
ScaleOn GmbH & Co. KG	Leverkusen/Germany	100,0
Semences Nunhems SARL	Soucelles/France	100,0
Sementi Nunhems Srl.	Sr. Agata/Italy	100,0
Sheffield Plastics Inc.	Sheffield/USA	100,0
Société de Conditionnement Bayer S.A.R.L.	Marle-sur-Serre/France	99,9
Sportrechte Vermarktungs- und Verwertungs-OHG	Leverkusen/Germany	100,0
STWB Inc.	New York/USA	100,0
Sumika Bayer Urethane Co., Ltd.	Amagasaki/Japan	60,0
Sunseeds Chile SA	Santiago de Chile/Chile	100,0
Sunseeds Corporation	Morgan Hill/USA	100,0
Sunseeds Holding Ltd.	Port Louis/Mauritius	100,0
Sunseeds Ltda.	Campinas/Brazil	100,0
Sunseeds Mexico S.A.	Queretaro/Mexico	100,0
Suomen Tectrade Oy	Rusko/Finland	100,0
Sybron Chemical Holdings Inc.	Wilmington/USA	100,0
Sybron Chemical Industries Nederland B.V.-EDE	Ede/Netherlands	100,0
Sybron Chemicals Holdings B.V.	Ede/Netherlands	100,0
Sybron Chemicals Inc.	New Jersey/USA	100,0
Sybron Chemicals International Holdings Ltd.	London/United Kingdom	100,0
Sybron Kimyasal Ürünler Ticaret Limited Sirketi	Besiktas Istanbul/Turkey	100,0
Tectrade A/S	Vedbaek/Denmark	100,0
Tectrade Holding ApS	Vedbaek/Denmark	100,0
Travel Board GmbH	Leverkusen/Germany	100,0
UIM Agrochemicals Pty. Ltd.	Victoria/Australia	100,0
UIM Consolidated Ltd.	Victoria/Australia	100,0
Visible Genetics Inc.	Ontario/Canada	100,0
Visible Genetics Israel Ltd.	Tel Aviv/Israel	100,0
Visible Genetics UK Ltd.	Buckinghamshire/United Kingdom	100,0
Viterion TeleHealthcare LLC	Tarrytown/USA	51,0
W. Hawley & Son Limited	Staffordshire/United Kingdom	100,0
Wolff Cellulosics GmbH & Co. KG	Bomlitz/Germany	100,0
Wolff Walsrode Aktiengesellschaft	Walsrode/Germany	100,0
Zweite K-W-A Beteiligungsgesellschaft mbH	Leverkusen/Germany	100,0

+)	voting-right different from effective interest

*)	under uniform control of Bayer AG

Investments in subsidiaries and other companies	Page 8
(acc. to Art. 313 para. 2 German commercial Code <GCC>)
Dec. 31, 2003
(2) Joint ventures consolidated on a pro rate basis (Art. 310 GCC)

		Effective
		interest
Name of the company	Place of business	in %
Agrinomics LLC	Research Triangle Park/USA	50,0
Bayer-Roche LLC	Morris Township, N. J./USA	50,0
Bayer-Shell Isocyanates N.V.	Antwerp/Belgium	50,0
BayOne Urethane Systems LLC	St. Louis/USA	50,0
Chrome International South Africa (Pty) Ltd	Newcastle/South Africa	50,0
Exatec, LLC	Wilmington/USA	50,0
Gustafson LLC	Plano/USA	50,0
Gustafson Partnership	Calgary/Canada	50,0

Investments in subsidiaries and other companies	Page 9
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2003
(3) Non-consolidated subsidiaries included at their equity values (Art. 312 GCC)

		Effective
		interest
Name of the company	Place of business	in %
DIC Bayer Polymer Ltd.	Tokyo/Japan	50,0
DyStar Textilfarben GmbH (Group)	Frankfurt/Germany	35,0
GE Bayer Silicones GmbH & Co. KG	Erkrath/Germany	49,9
GE Bayer Silicones Verwaltungs-GmbH	Erkrath/Germany	49,9
Gebr. Borchers AG	Goslar/Germany	100,0
H.C.S.T. Corp.	New York/USA	100,0
Lyondell Bayer Manufacturing Maasvlakte VOF	Rotterdam/Netherlands	50,0
Miles, S.A. Guatemala Branch	Guatemala City/Guatemala	100,0
PO JV, LP	Delaware/USA	42,7

Investments in subsidiaries and other companies	Page 10
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2003
(4) Subsidiaries not included in the consolidated financial statements (Art. 296 GCC)

		Effective
		interest
Name of the company	Place of business	%
1. BCheV GmbH	Leverkusen/Germany	100,0
1. BCrSV GmbH i.G.	Leverkusen/Germany	100,0
1. BHCV GmbH	Leverkusen/Germany	100,0
1. BPOV GmbH	Leverkusen/Germany	100,0
Abuakwa Formulation Plant Limited	Kumasi/Ghana	51,0
AF Personalpartner GmbH	Bomlitz/Germany	81,5
Agreva GmbH	Frankfurt/Germany	100,0
AgrEvo (Thailand) Ltd.	Bankgkok/Thailand	100,0
AgrEvo East Africa Ltd.	Nairobi/Kenya	100,0
AgrEvo El Salvador SA de CV	San Salvador/El Salvador	100,0
AgrEvo Environmental Health (Malaysia) Sdn	Kuala Lumpur/Malaysia	100,0
AgrEvo Middle East (Cyprus) Ltd.	Limassol/Cyprus	100,0
AgrEvo Nicaragua SA	Managua/Nicaragua	97,0
AgrEvo Tanzania Ltd.	Dar es Salaam/Tanzania	99,3
AgrEvo Verwaltungsgesellschaft mbH	Frankfurt/Germany	100,0
Aventis CropScience Boliviana Ltds.	Santa Cruz de la Sierra/Bolivia	100,0
Aventis CropScience Cameroun	Douala/Cameroun	100,0
Aventis CropScience Dominicana SA	Navarrete/Dominican Republic	99,9
Aventis CropScience Honduras SA de CV	Tegucigalpa/Honduras	100,0
Aventis CropScience Ireland Ltd.	Clonee/Ireland	100,0
Aventis CropScience Malawi Ltd.	Blantyre/Malawi	100,0
Aventis CropScience Tanzania Ltd.	Arusha/Tanzania	100,0
Aventis CropScience Uganda Ltd.	Kampala/Uganda	100,0
Aventis CropScience Uruguay SA	Montevideo/Uruguay	100,0
Aventis CropScience Zimbabwe (Private) Ltd.	Harare/Simbabwe	100,0
Baycare S.r.l.	Milan/Italy	100,0
Baydiag Ltda.	Sao Paulo/Brazil	100,0
Bayer ACP Limited	Cambridge/United Kingdom	99,0
Bayer Algerie S.P.A.	El Biar Alger/Algerie	79,6
Bayer Animal Health (Pty) Ltd.	Isando/South Africa	100,0
Bayer AT Ukraina	Kiev/Ukraine	100,0
Bayer Bulgaria EOOD	Sofia/Bulgaria	100,0
Bayer CropScience (OHQ) (Malaysia) Sdn Bhd	Kuala Lumpur/Malaysia	100,0
Bayer CropScience Cote D’Ivoire SA	Abidjan/Ivory Coast	99,7
Bayer CropScience LLP	Astana/Kasakhstan	100,0
Bayer CropScience Ltd.	Dhaka/Bangladesh	60,0
Bayer CropScience SA	Panama City/Panama	100,0
Bayer CropScience Seeds Australia Pty. Ltd.	Queensland/Australia	100,0
Bayer CropScience Superannuation Pty. Ltd.	Victoria/Australia	100,0
Bayer CS Ltd.	Newbury/United Kingdom	100,0
Bayer d.o.o.	Belgrade/Serbia and Montenegro	100,0
BAYER d.o.o.	Novi Zagreb/Croatia	100,0
Bayer Environmental Health Singaore Private Limited	Singapore	100,0
Bayer Far East Service Co. Ltd.	Hong Kong/Hong Kong	96,0
Bayer Generikaprodukte GmbH	Leverkusen/Germany	100,0
Bayer Healthcare Srl	Milan/Italy	100,0
Bayer Industrieprodukte Geschäftsführungs-GmbH	Leverkusen/Germany	100,0
Bayer Industry Services Geschäftsführungs GmbH	Leverkusen/Germany	100,0
Bayer International Service G.m.b.H.	Leverkusen/Germany	100,0
Bayer Laboratories Limited	Bangkok/Thailand	99,7
Bayer Ltd.	Kiev/Ukraine	100,0

+)	voting-right different from effective interest

Investments in subsidiaries and other companies	Page 11
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2003
(4) Subsidiaries not included in the consolidated financial statements (Art. 296 GCC)

		Effective
		interest
Name of the company	Place of business	%
Bayer M&BE Limited	Cambridge/United Kingdom	100,0
Bayer Namibia (Proprietary) Limited	Windhoek/Namibia	100,0
Bayer Panama, S.A.	Panama City/Panama	100,0
Bayer Polymers Customer Services Geschäftsführungs-GmbH	Neuss/Germany	100,0
Bayer SH Limited	Cambridge/United Kingdom	91,7
Bayer Technology Service (Shanghai) Co. Ltd.	Shanghai/PR China	100,0
Bayer Trading Pte Ltd.	Singapore	100,0
Bayer Verwaltungsgesellschaft für Anlagevermögen m.b.H.	Leverkusen/Germany	99,9
Bayer Zhongxi Agrochemical Co. Ltd.	Shanghai/PR China	70,0
Bayer Zimbabwe (Private) Limited	Harare/Zimbabwe	100,0
BAYHEALTH S.L.	Barcelona/Spain	100,0
Bayotek International Inc.	Saanichton/Canada	51,0
BAYROPHARM S.L.	Barcelona/Spain	100,0
BCS (Private) Limited	Karachi/Pakistan	100,0
BCS Romania Srl	Bucharest/Romania	100,0
BCS, S.A.	San José/Costa Rica	100,0
Burrill Agbio Capital Fund II, L.P.	San Francisco/USA	70,7
Cambridge Animal & Public Health Ltd.	Cambridge/United Kingdom	99,0
CaseTech Geschäftsführungs-GmbH	Walsrode/Germany	100,0
CENTROFARMA — Indústria e Comércio de Produtos Farmacéuticos, Lda.	Coimbra/Portugal	100,0
Chemdyes Pakistan (Private) Limited	Karachi/Pakistan	99,9
Chemische Fabrik Altherzberg GmbH	Goslar/Germany	100,0
Chemische Fabriken Oker und Braunschweig AG	Goslar/Germany	97,8
Comercial Andinas Ltda.	Casa Blanca/Chile	99,5
Comercial Farmacéutica Interamericana, S.A.	San José/Costa Rica	100,0
Comercial Interamericana, S.A.	Guatemala City/Guatemala	100,0
Comercial Interamericana, S.A.	Santo Domingo/Dominican Republic	100,0
Comercial Interamericana, S.A. de C.V.	Tegucigalpa/Honduras	100,0
Corp. Farmaceutica Interamericana, S.A.	Managua/Nicaragua	100,0
C-Qentec Diagnostics Pty. Ltd.	Epping/Australia	100,0
CropScience Kenya Limited	Nairobi/Kenya	51,7
DV Dämmstoffe GmbH	Leverkusen/Germany	100,0
EPUREX Films Geschäftsführungs-GmbH	Walsrode/Germany	100,0
Fabricación Nacional de Colorantes, S.A.	Barcelona/Spain	100,0
Farbenfabriken Bayer GmbH	Leverkusen/Germany	100,0
Farmaco Ltda.	Sao Paulo/Brazil	93,5
FBC Industrial Chemical Ltd.	Cambridge/United Kingdom	100,0
FBC Overseas Holdings Ltd.	Cambridge/United Kingdom	99,0
Fluß- und Schwerspatwerke Pforzheim GmbH	Leverkusen/Germany	100,0
Fytostat BV	Jd den Haag/Netherlands	53,3
GENUS Grundstücks- und Vermietungsgesellschaft mbH & Co.KG	Düsseldorf/Germany	95,0
Gerhard Peter GmbH	Bomlitz/Germany	100,0
Gigas Grundstücks-Vermietungsgesellschaft mbH	Düsseldorf/Germany	20,0 +)
GVC Gesellschaft für Venture Capital Beteiligungen mbH	Leverkusen/Germany	100,0
H.C. Starck AB	Helsingborg/Sweden	100,0
H.C. Starck Ceramics Geschäftsführungs-GmbH	Selb/Germany	100,0
H.C. Starck Hermsdorf Vermögensverw. Geschäftsführungs GmbH	Hermsdorf/Germany	100,0
Hennecke-Maruka Asia Pte Ltd	Singapore	60,0
Hybrid Rice International Pyt. Ltd.	Gurgaon/India	91,1
Immobilière Avenue Louise et Rue de Livourne S.A.	Brussels/Belgium	100,0
Innovative Dutch Electro Ceramics Pilot Production B.V.	Petten/Netherlands	63,5

+)	voting-right different from effective interest

Investments in subsidiaries and other companies	Page 12
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2003
(4) Subsidiaries not included in the consolidated financial statements (Art. 296 GCC)

		Effective
		interest
Name of the company	Place of business	%
ISL-Chemie Geschäftsführungs-GmbH	Kürten/Germany	100,0
Job@ctive GmbH	Cologne/Germany	100,0
Kyrghyz Agro Investment	Bishkek/Kirgisistan	51,0
Kyrgyz Agra Investment Company Ltd.	Nicosia/Cyprus	100,0
Milborrow Animal Health (Proprietary) Limited	Isando/South Africa	100,0
Mincape (Pty) Ltd.	Centurion/South Africa	100,0
Mineracao Comisa Ltda.	Sao Paulo/Brazil	99,9
Mineraçâo Cromina Ltda.	Sao Paulo/Brazil	100,0
Molypress Deutschland GmbH	Hermsdorf/Germany	100,0
Myanmar Aventis CropScience Ltd.	Yangon/Myanmar	100,0
OptimAgro CS/SR Sro	Prague/Czech Republic	100,0
Pau Seeds Inc.	Boone/USA	100,0
Previbayer Sociedade de Previdencia Privada	Sao Paulo/Brazil	100,0
Proagro Hybrid International Ltd.	Mumbai/India	100,0
Químicas Unidas S.A.	Habana/Cuba	100,0
Reldy Ltd.	Cambridge/United Kingdom	100,0
Rhone-Poulenc (Caribbean) Ltd.	Kingston/Jamaica	100,0
Rhone-Poulenc Agro (Malaysia) Sdn Bhd	Kuala Lumpur/Malaysia	100,0
Rhone-Poulenc Agro (Thailand) Ltd.	Bangkok/Thailand	99,5
ScaleOn Verwaltungsgesellschaft mbH	Leverkusen/Germany	100,0
Sedagri Ltd.	Cambridge/United Kingdom	100,0
Société Civile Immobilière de I’Immeuble Bayer	Puteaux/France	80,0
Société Immobilière DISTRI, S.A.	Puteaux/France	99,9
Stapleford Services Ltd.	Cambridge/United Kingdom	99,0
Stefes Europe SA	Compiegne/France	99,8
Stefes I/E GmbH	Kerpen/Germany	100,0
Suberit Kork GmbH	Mannheim/Germany	100,0
Sunseeds Asia Pacific Inc.	Tertola/Virgin Islands	100,0
Sybron Chemicals (Shanghai) Ltd.	Shanghai/PR China	100,0
Sybron Chemicals UK Ltd.	Oldham/United Kingdom	100,0
Sybron Chemicals South Africa (Pty) Ltd.	Pinetown/South Africa	100,0
Sybron Quimica Iberica S.A.	Spain/Spanien	100,0
Trustee of the CropScience Pension Fund Ltd.	Cambridge/United Kingdom	100,0
TWINAGRO LIMITED	Newbury/United Kingdom	100,0
Vapeltar, A.I.E.	Barcelona/Spain	60,0
Visible Genetics B.V.	Amsterdam/Niederlande	100
Visible Genetics Iberia SI	Madrid/Spain	100,0
Whiffen Chemicals Ltd.	Cambridge/United Kingdom	99,0
Wolff Cellulosics Geschäftsführungs-GmbH	Walsrode/Germany	100,0
ZAO Rhone-Poulenc AO	Moscow/Russia	100,0

+)	voting-right different from effective interest

Investments in subsidiaries and other companies	Page 13
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2003
(5) Associated companies not included at their equity values (Art. 311 para. 2 GCC)

		Effective
		interest
Name of the company	Place of business	%
Agriformula Srl	Milan/Italy	37,0
BAYDEG Kautschukchemikalien GmbH	Leverkusen/Germany	50,0
Bayer DAS (Private) Limited	Karachi/Pakistan	50,0
Bayer Imsa, S.A. de C.V.	Mistras/Mexico	50,0
Bayer Pharma d.o.o.	Ljubljana/Slovenia	49,0
Bayer Pharma d.o.o.	Zagreb/Croatia	100,0
BaySports-Travel GmbH	Leverkusen/Germany	50,0
Bioregion Halle-Leipzig Management GmbH	Halle/Germany	24,0
BÜFA Polyurethane GmbH & Co. KG	Oldenburg/Germany	50,0
Canadian Electronic Powders Corp.	Pointe-Claire/Canada	29,0
CMPA	Beziers/France	25,0
Coopers Environmental Health Pty Ltd.	Pomona Gardens/South Africa	30,0
Cotton Growers Services Pty. Ltd.	Wee Waa/Australia	50,0
DISALFARM, S.A.	Barcelona/Spain	33,3
Eigenjagd Logemann/Wolff GbR	Walsrode/Germany	45,5
EMP-Estrusione Materiali Plastici S.A.	Stabio/Switzerland	42,2
ESAR SA	Paris/France	49,8
Exatec Geschäftsführungs-GmbH	Bergisch Gladbach/Germany	100,0
Exatec GmbH & Co. KG	Bergisch Gladbach/Germany	50,0
Farmanet S.A.	Buenos Aires/Argentina	20,0
Faserwerke Hüls GmbH	Marl/Germany	50,0
GE Bayer Silicones B.V.	Bergen op Zoom/Netherlands	100,0
GE Bayer Silicones Holding GmbH	Leverkusen/Germany	100,0
GE Bayer Silicones S.r.l.	Milan/Italy	100,0
GIE Genome Gestion	Evry Cedex/France	40,0
Ginger GmbH	Ludwigshafen/Germany	22,0
Gründer- und Innovationszentrum Leverkusen GmbH	Leverkusen/Germany	25,0
Hidrax Ltda.	Taboao da Serra/Brazil	39,0
INDURISK RÜCKVERSICHERUNG AG	Luxembourg	50,0
Konsortium Hennecke GmbH, W+K Industrie Technik GmbH&Co. GbR	Sankt Augustin/Germany	50,0
Korksteinwerk GmbH	Chemnitz/Germany	30,0
Microtek International (1998) Ltd.	Saanichton/Canada	49,0
Millenium Materials Technologies Fund II Ltd.	Tel Aviv/Israel	20,0
Novance SA	Compiegne/France	25,0
Omnexus N.V.	Amsterdam/Netherlands	22,0
Palthough Industries (1998) Ltd.	Kibbuz Ramat Yochanan/Israel	20,0
Polygal Plastics Industries Ltd.	Kibbuz Ramat Hashofet/Israel	25,8
Procida Iberica SA	Badajoz/Spain	50,0
PYCO SA	Haut Mauco/France	47,0
QC Construction Products, LLC	California/USA	50,0
Quimidroga Plasticos, S.A.	Barcelona/Spain	40,0
Sauerstoff- und Stickstoffrohrleitungsgesellschaft mbH	Krefeld/Germany	50,0
Schein Pharmaceutical Canada, Inc.	Toronto/Canada	50,0
Solavista GmbH & Co. KG	Potsdam/Germany	50,0
Solavista Verwaltungs GmbH	Potsdam/Germany	50,0
Tecpol Technologieentwicklungs GmbH für ökoeffiziente Polym.	Hannover/Germany	28,6
Teijin-Bayer Polytec Ltd.	Tokyo/Japan	50,0
Tribel Trat de Resid Indust B Roxo S/A	Belford Roxo/Brazil	50,0
Triomed (Proprietary) Limited	Bellville/South Africa	50,0
US Shippers Association	Research Triangle Park/USA	33,3
Wenken SA Pty Ltd.	Midrand/South Africa	24,9

Investments to subsidiaries and other companies	Page 14
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2003
(6) Other material interests

		Effective
		interest
Name of the company	Place of business	%
CuraGen Corporation	West Haven/USA	6,4
Isagro SpA	Milan/Italy	80,0
KWS Saat AG	Einbeck/Germany	15,0
LION Bioscience AG	Heidelberg/Germany	7,9